SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 23, 2004 (FEBRUARY 20, 2004)

AURORA FOODS INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-14255	94-3303521
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

11432 Lackland Road St. Louis, Missouri	63146
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(314) 801-2300
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.	BANKRUPTCY OR RECEIVERSHIP

As previously disclosed, on December 8, 2003, Aurora Foods Inc. (the “Company”) and its subsidiary Sea Coast Foods, Inc. filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case Nos. 03-13744 (MFW) and 03-13745 (MFW)).

On February 20, 2004, the First Amended Joint Reorganization Plan of Aurora Foods Inc. and Sea Coast Foods, Inc., as Modified, dated February 17, 2004 (the “Amended Plan”), was confirmed by order of the Court.

On February 23, 2004, the Company issued a press release announcing the confirmation of the Amended Plan. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM	7. EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description

99	Press release, dated February 23, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA FOODS INC.

By:	/s/ Richard A. Keffer

Name:	Richard A. Keffer
Title:	General Counsel and Secretary

February 23, 2004

AURORA FOODS INC. CURRENT REPORT ON FORM 8-K REPORT DATED FEBRUARY 23, 2004

EXHIBIT INDEX

Exhibit No.	Description

99	Press release, dated February 23, 2004